UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2009

SYNOVIS LIFE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-13097	41-1526554
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

2575 University Ave. W.
St. Paul, Minnesota	55114
(Address of Principal Executive Offices)	(Zip Code)
(651) 796-7300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Foreclosure Sale Agreement
On July 2, 2009, Synovis Surgical Sales, Inc. (“Synovis”), a wholly-owned subsidiary of Synovis Life Technologies, Inc., entered into a Foreclosure Sale Agreement (the “Foreclosure Sale Agreement”) with Comerica Bank (“Comerica”), providing for the sale by Comerica to Synovis of certain assets of Pegasus Biologics, Inc., a Delaware corporation (“Pegasus”). Pegasus borrowed funds from Comerica pursuant to a loan and security agreement dated November 21, 2006, as amended (the “Loan Agreement”), and defaulted under such agreement, giving Comerica the right to enforce all of its remedies against Pegasus and the collateral under the Loan Agreement. Pegasus and Comerica determined that a sale of all or any part of the collateral was in the best interests of Pegasus and the creditors of Pegasus, and Comerica agreed, with the consent of Pegasus, to sell certain of the collateral under the Loan Agreement to Synovis under the Foreclosure Sale Agreement.
Pursuant to the Foreclosure Sale Agreement, and upon the terms and subject to the conditions thereof, Synovis will pay $12.1 million in cash to Comerica for the assets transferred thereunder. Synovis is purchasing the assets on an “as is,” “where is” basis and without recourse, subject to the representations and warranties in the Foreclosure Sale Agreement. Synovis expects to close the transaction on or before July 15, 2009, after satisfying customary closing requirements for a transaction of this sort.
The foregoing description of the Foreclosure Sale Agreement is qualified in its entirety by reference to the complete text of the Foreclosure Sale Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated into this report by reference. The Foreclosure Sale Agreement contains representations and warranties that the parties made to, and are solely for the benefit of, each other. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were made only as of the date of the Foreclosure Sale Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Foreclosure Sale Agreement.
The press release announcing the execution of the Foreclosure Sale Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

2.1
Foreclosure Sale Agreement by and between Comerica Bank and Synovis Surgical Sales, Inc., a wholly-owned subsidiary of Synovis Life Technologies, Inc., dated as of July 2, 2009 (filed herewith) (Schedules and Exhibits have been omitted; however copies thereof will be furnished to the Securities and Exchange Commission upon request).

99.1	Press Release dated July 7, 2009 (filed herewith).

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOVIS LIFE TECHNOLOGIES, INC.
Dated: July 7, 2009	By:	/s/ Brett A. Reynolds
Brett A. Reynolds
Vice President of Finance, Chief Financial Officer and Corporate Secretary

SYNOVIS LIFE TECHNOLOGIES, INC.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

2.1
Foreclosure Sale Agreement by and between Comerica Bank and Synovis Surgical Sales, Inc., a wholly-owned subsidiary of Synovis Life Technologies, Inc., dated as of July 2, 2009 (filed herewith) (Schedules and Exhibits have been omitted; however copies thereof will be furnished to the Securities and Exchange Commission upon request).

99.1	Press Release dated July 7, 2009 (filed herewith).